Exhibit 99.1

                        SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT, dated as of November 23, 2005 (this "Agreement"), by and among Bravo! Foods International Corp., a Delaware corporation with headquarters located at 11300 U.S. Highway 1, Suite 202 North Palm Beach, FL (the "Company"), and the investors listed on the Schedule of Investors attached hereto as Exhibit A (individually, an "Investor" and collectively, the "Investors").

      WHEREAS:

      A. The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from registration afforded by
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act.

      B. Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) the number of shares of the Common Stock, par value $.001 per share, of the Company (the "Common Stock"), set forth opposite such Investor's name in column two (2) on the Schedule of Investors attached hereto as Exhibit A (the "Schedule of Investors") (which aggregate amount for all Investors together shall be 40,500,000 shares of Common Stock and shall collectively be referred to herein as the "Common Shares") and (ii) warrants, in substantially the form attached hereto as Exhibit F (the "Warrants") to acquire up to that number of additional shares of Common Stock set forth opposite such Investor's name in column three (3) on the Schedule of Investors (as exercised, collectively, the "Warrant Shares").

      C. The Common Shares, the Warrants and the Warrant Shares issued pursuant to this Agreement are collectively are referred to herein as the "Securities".

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

                                  ARTICLE I
                                 DEFINITIONS

      1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

      "Advice" has the meaning set forth in Section 6.5.

      "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

      "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

      "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

      "Closing Date" means the date and time of the Closing and shall be 10:00 a.m., New York City Time, on November 28, 2005 (or such other date and time as is mutually agreed to by the Company and each Investor).

      "Closing Price" means, for any Trading Day, the closing price per share of the Common Stock on such Trading Day (or the nearest preceding date) on the Trading Market or Eligible Market on which the Common Stock is then listed or quoted.

      "Company Counsel" means Baker & McKenzie LLP, counsel to the Company.

      "Common Shares" has the meaning set forth in the recitals to this Agreement.

      "Common Stock" has the meaning set forth in the recitals to this Agreement.

      "Common Stock Equivalents" means, collectively, Options and
Convertible Securities.

      "Convertible Securities" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

      "Disclosure Materials" has the meaning set forth in Section 3.1.

      "Effective Date" means the date that the Registration Statement is first declared effective by the SEC.

      "Effectiveness Period" has the meaning set forth in Section 6.1.

      "Eligible Market" means any of the New York Stock Exchange, the American Stock Exchange, The NASDAQ National Market, The NASDAQ Capital Market or the NASD OTC Bulletin Board.

      "Event" has the meaning set forth in Section 6.1.

      "Event Payments" has the meaning set forth in Section 6.1.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Excluded Events" has the meaning set forth in Section 6.1.

      "Excluded Investors" means SG Cowen & Co., LLC and its Affiliates.

      "Filing Date" means forty-five (45) days after the Closing Date.

      "Indemnified Party" has the meaning set forth in Section 6.4.

      "Indemnifying Party" has the meaning set forth in Section 6.4.

      "Intellectual Property Rights" has the meaning set forth in Section
3.1.

      "Lead Investor" shall mean Magnetar Capital Master Fund, Ltd.

      "Lead Investor Counsel" shall mean legal counsel selected by the Lead Investor, which shall initially be Schulte Roth & Zabel, LLP

      "Lien" means any lien, charge, claim, security interest, encumbrance, right of first refusal or other similar encumbrance.

      "Losses" means any and all actual losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable out-of-pocket costs of preparation and reasonable attorneys' fees of outside legal counsel and specifically excluding lost profits, consequential damages and punitive damages.

      "Material Adverse Effect" has the meaning set forth in Section
3.1(b).

      "Material Permits" has the meaning set forth in Section 3.1.

      "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

      "Person" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, or joint stock company.

      "Proceeding" means an action, claim, suit, investigation or proceeding.

      "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

      "Registrable Securities" means the Common Shares and the Warrant Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

      "Registration Statement" means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      "Related Person" has the meaning set forth in Section 4.6.

      "Repurchase Notice" has the meaning set forth in Section 6.1.

      "Repurchase Price" has the meaning set forth in Section 6.1.

      "Required Effectiveness Date" means one hundred twenty (120) days after the Closing Date.

      "Rule 144," "Rule 415," and "Rule 424" means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

      "SEC" has the meaning set forth in the first WHEREAS Paragraph hereof.

      "SEC Reports" has the meaning set forth in Section 3.1.

      "Securities" has the meaning set forth in the Preamble.

      "Shares" means shares of the Company's Common Stock.

      "Subsidiary" means any Person in which the Company, directly or indirectly, owns more than 5% of any capital stock or holds more than 5% of any equity or similar interest other than China Premium Food Corp. (Shanghai) Ltd.

      "Trading Day" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not listed or quoted and traded on an Eligible Market, then on any or which trading occurs on the NASD OTC Bulletin Board (or any successor thereto) or (c) if trading ceases to occur on the NASD OTC Bulletin Board (or any successor thereto), any Business Day.

      "Trading Market" means the NASD OTC Bulletin Board.

      "Transaction Documents" means this Agreement, the schedules and exhibits attached hereto, the Warrants and the Transfer Agent Instructions.

      "Transfer Agent" means American Stock Transfer and Trust Co., or any successor transfer agent for the Company.

      "Transfer Agent Instructions" means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent

      "Warrants" has the meaning set forth in the Preamble.

      "Warrant Shares" has the meaning set forth in the Preamble.

                                 ARTICLE II
                              PURCHASE AND SALE

      2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Common Shares and Warrants set forth opposite such Investor's name on Exhibit A hereto under the headings "Common Shares" and "Warrants". The date and time of the Closing and shall be 10:00 a.m., New York City Time, on the Closing Date. The Closing shall take place at the offices of Schulte Roth & Zabel, LLP, 919 Third Avenue, New York, New York 10022.

      2.2  Closing Deliveries.

      (a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:

            (i) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Company Shares equal to the number of Shares set forth opposite such Investor's name on Exhibit A hereto under the heading "Common Shares," registered in the name of such Investor;

            (ii) one or more Warrants, each issued in the name of such Investor, pursuant to which such Investor shall have the right to acquire such number of Warrant Shares set forth opposite such Investor's name on Exhibit A hereto under the heading "Warrant Shares";

            (iii) a legal opinion of Company Counsel, in the form of Exhibit C, executed by such counsel and delivered to the Investors; and

            (iv) duly executed Transfer Agent Instructions acknowledged by the Company's transfer agent.

      (b) At the Closing, each Investor shall deliver or cause to be delivered to the Company and pay or cause to be paid the purchase price set forth opposite such Investor's name on Exhibit A hereto under the heading "Purchase Price" in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.

                                 ARTICLE III
                       REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as of the date hereof and as of the Closing Date as follows:

      (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a) hereto. Except as disclosed in Schedule 3.1(a) hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. China Premium Food Corp. (Shanghai) Ltd. has no more than $10,000 in the aggregate of assets and liabilities and conducts no operations or activities. The Company covenants and agrees that China Premium Food Corp. (Shanghai) Ltd. will not hold any assets or incur any liabilities in excess of $10,000 in the aggregate and covenants and agrees that China Premium Food Corp. (Shanghai) Ltd. will not conduct any operations in the future.

      (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation), with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) materially and adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, properties, operations, business or financial condition or prospects of the Company and the Subsidiaries, taken as a whole on a consolidated basis, or (iii) materially and adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect").

      (c) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies. Assuming the accuracy of the representations and warranties contained in
Section 3.2, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

      (d) No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company's or any Subsidiary certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or any Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right could not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or a Subsidiary is bound or affected, except to the extent that such violation could not reasonably be expected to have a Material Adverse Effect.

      (e) The Securities. The Securities (including the Warrant Shares) are duly authorized and, when issued and paid for in accordance with the Transaction Documents (and upon the exercise of the Warrants in the case of the Warrant Shares), will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and shall not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors). The Company has reserved from its duly authorized capital stock the number of shares of Common Stock issuable upon exercise of the Warrants.

      (f) Capitalization. The aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, Options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3.1(f) hereto. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. Except as disclosed in Schedule 3.1(f) hereto, the Company has not issued any other Options or warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on Schedule 3.1(f) hereto, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as specifically disclosed SEC Reports or in Schedule 3.1(f) hereto, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.

      (g) SEC Reports. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials (together with any materials filed by the Company under the Exchange Act, whether or not required) being collectively referred to herein as the "SEC Reports" and, together with this Agreement and the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

      (h) Financial Statements. Since the date of the latest audited financial statements included within the SEC Reports, except as set forth in Schedule 3.1(h) hereto, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or could reasonably be executed to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (except for repurchases by the Company of shares of capital stock held by employees, officers, directors, or consultants pursuant to an option of the Company to repurchase such shares upon the termination of employment or services), and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company, after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3.1(h), "Insolvent" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total Indebtedness (as defined in Section 3.1(aa)), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

      (i) Absence of Litigation. There is no action, suit, claim, arbitration or Proceeding, pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect.

      (j) Compliance. Except as set forth in Schedule 3.1(j), neither the Company nor any Subsidiary is, (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any order of any court, arbitrator or governmental body, or
(iii) in violation of any statute, rule or regulation of any governmental authority.

      (k) Title to Assets. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and its Subsidiaries, and good and marketable title in all personal property owned by them that is material to the business of the Company and its Subsidiaries in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or result in a Material Adverse Effect. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

      (l) No General Solicitation; Placement Agent's Fees. Neither the Company, its Subsidiaries nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's, financial advisory or brokers' fees (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Securities pursuant to this Agreement. The Company has engaged SG Cowen & Co., LLC as placement agent (the "Placement Agent") in connection with the sale of the Securities. Other than the Placement Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

      (m) Private Placement. Neither the Company nor, any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor, any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under

Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market. The Company is not required to be registered as, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not required to be registered as, a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

      (n) Requirements of the Trading Market. The Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed, quoted or included for trading to the effect that the Company is not in compliance with the listing requirements, maintenance requirements or the requirements of inclusion for trading of such Trading Market. The Company is in compliance with all the requirements of inclusion for trading on the Trading Market.

      (o) Registration Rights. Except as described in Schedule 3.1(o), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not been satisfied or waived.

      (p) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Securities and the Investors' ownership of the Securities.

      (q) Disclosure. The Company confirms that neither it nor any officers, directors or Affiliates, has provided any of the Investors (other than Excluded Investors) or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than the existence and terms of the issuance of Securities, as contemplated by this Agreement). The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company (other than Excluded Investors). All disclosure provided by the Company to the Investors regarding the Company and its Subsidiaries, their business and the transactions contemplated hereby included in the Transaction Documents, including the Schedules to this Agreement, furnished by or on the behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company's knowledge, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company prior to the date hereof but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Investor (other than Excluded Investors) makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in the Transaction Documents.

      (r) Acknowledgment Regarding Investors' Purchase of Securities. Based upon the assumption that the transactions contemplated by this Agreement are consummated in all material respects in conformity with the Transaction Documents, the Company acknowledges and agrees that each of the Investors (other than Excluded Investors) is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor (other than Excluded Investors) is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor (other than Excluded Investors) or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investors' purchase of the Securities. The Company further represents to each Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

      (s) Patents and Trademarks. Except as set forth on Schedule 3.1(r), the Company and its Subsidiaries own, or possess adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("Intellectual Property Rights") necessary to conduct their respective businesses now conducted. The Company has not infringed upon the Intellectual Property Rights of others. There is no Proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties. Except as set forth in
Schedule 3(s), none of the Company's Intellectual Property Rights have expired, terminated or have been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement, except for such expirations, terminations or abandonments which would not, individually or in the aggregate have a Material Adverse Effect.

      (t) Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonable and customary in the businesses and location in which the Company and its Subsidiaries are engaged.
Neither the Company nor any Subsidiary has any knowledge that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

      (u) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits does not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

      (v) Transactions With Affiliates and Employees. None of the officers, directors or employees of the Company is presently a party to any transaction that would be required to be reported on Form 10-KSB with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company's knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

      (w) Internal Accounting Controls. The Company maintains a system of internal accounting controls that the Company believes is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (x) Sarbanes-Oxley Act. The Company is in compliance with all material requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder to the extent applicable to the Company.

      (y) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or
(iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

      (z) OFAC. Neither the Company nor any of its Subsidiaries (i) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079
(2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such Person in any manner violative of Section 2 of such executive order, or (iii) is a Person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury's Office of Foreign Assets Control regulation or executive order.

      (aa) Patriot Act. To the extent applicable, both the Company and its Subsidiaries are in compliance, in all material respects, with the (i) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001).

      (bb) Indebtedness. Except as disclosed in Schedule 3.1(bb), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iii) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses
(A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses
(A) through (G) above; (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

      (cc) Employee Relations. Neither Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries, to the knowledge of the Company or any such Subsidiary, is now, or expects to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract, agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any such Subsidiary to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. There are no material complaints or charges against the Company or its Subsidiaries pending or, to the knowledge of the Company and its Subsidiaries, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by the Company or its Subsidiaries of any individual.

      (dd) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined),
(ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses
(i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

      (ee) Subsidiary Rights. Except as set forth in Schedule 3.1(ee), the Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

      (ff) Tax Status. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

      (gg) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or to facilitate the sale or resale of any of the Securities. From and after January 1, 2004, except for transactions undertaken with the Placement Agent with respect to the transactions contemplated hereby, the Company has not, and to its knowledge no one acting on its behalf has (i) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (ii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

      3.2 Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:

      (a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor of the Securities hereunder has been duly authorized by all necessary action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

      (b) No Public Sale or Distribution; Investment Intent. Such Investor is (i) acquiring the Common Shares and the Warrants and (ii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise thereof, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

      (c) Investor Status. At the time such Investor was offered the Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

      (d) Experience of such Investor. Such Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

      (e) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information (other than material non-public information) about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

      (f) No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

      (g) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

      (h) Illegal Transactions. Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving any of the Company's securities) since the time that such Investor was first contacted by the Company, a Placement Agent or any other Person regarding an investment in the Company. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will, directly or indirectly, engage in any transactions in the securities of the Company (including, without limitation, any Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. "Short Sales" all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

      (i) No Broker. Such Investor has not used the services of any broker, investment banker, placement agreement or advisor who will seek compensation from the Company with respect to the purchase of the Securities and/or any of the transactions contemplated hereby.

      (j) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Investor understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Securities, and that the Placement Agent makes no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith. Such Investor acknowledges that he has not relied on any information or advice furnished by or on behalf of the Placement Agent.

      (k) Patriot Act. To the extent applicable, such Investor is in compliance, in all material respects, with the (i) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001).


                                 ARTICLE IV
                       OTHER AGREEMENTS OF THE PARTIES

      4.1  Transfer Restrictions.

      (a) The Investors covenant that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities, other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144(k) except as otherwise set forth herein, the Company requires the transferor to provide to the Company an opinion of counsel selected by the transferor, who shall be reasonably acceptable to the Company and the Transfer Agent, the form, substance and scope of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Securities by an Investor to an Affiliate of such Investor, provided that the transferee certifies to the

Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities.

      (b) The Investors agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing
Securities:

      THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) if the Securities are registered for resale under the Securities Act or any sale of such Securities pursuant to Rule 144, (ii) if such Securities are eligible for sale under Rule 144(k), or
(iii) if such legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Transfer Agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three (3) Trading Days following the delivery by an Investor to the Transfer Agent of a legended certificate representing such Securities or an exercise notice pursuant to a Warrant, deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.

If within three (3) Trading Days after the Transfer Agent's receipt of a legended certificate representing such Securities or an exercise notice pursuant to a Warrant, the Company's Transfer Agent shall fail to issue and deliver to such Investor a certificate representing such Securities that is free from all restrictive and other legends, and if on or after such Trading Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of shares of Common Stock that the Investor anticipated receiving from the Company without any restrictive legend (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Investor's request and in the Investor's discretion, either (i) pay cash to the Investor in an amount equal to the Investor's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate shall terminate, or (ii) promptly honor its obligation to deliver to the Investor a certificate or certificates representing such shares of Common Stock and pay cash to the Investor in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing bid price on the date of delivery of such legended certificate.

      (c) The Company will not object to and shall permit (except as prohibited by law) an Investor to pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities, and if required under the terms of such agreement, loan or arrangement, the Company will not object to and shall permit (except as prohibited by law) such Investor to transfer pledged or secured Securities to the pledges or secured parties. Except as required by law, such a pledge or transfer would not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith, and no notice shall be required of such pledge. Each Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Investor and its pledgee or secured party. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Provided that the Company is in compliance with the terms of this Section 4.1(c), the Company's indemnification obligations pursuant to
Section 6.4 shall not extend to any Proceeding or Losses arising out of or related to this Section 4.1(c).

      4.2 Furnishing of Information. As long as any Investor owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the reasonable request of any Investor, the Company shall deliver to such Investor a written certification of a duly authorized officer as to whether it has complied with the preceding sentence.

      4.3 Integration. The Company shall not, and shall use its commercially reasonably efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

      4.4 Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

      4.5 Securities Laws Disclosure; Publicity. The Company shall, on or before 8:30 a.m., New York time, on the first Trading Day following execution of this Agreement, issue a press release acceptable to the Investors disclosing all material terms of the transactions contemplated hereby. On the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC (the "8-K Filing") describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement and the form of Warrants, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Investors promptly after filing. Except with respect to the 8-K Filing and the press release referenced above (a copy of which will be provided to the Investors for their review as early as practicable prior to its filing), the Company shall, at least two (2) Trading Days prior to the filing or dissemination of any disclosure required by this paragraph that references any Investor or the transactions contemplated hereby, provide a copy thereof to each such Investor for their review. The Company shall consult with each Investor in issuing any press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and the Company shall not issue any such press release or otherwise make any such public statement, filing or other communication that references any Investor or the transactions contemplated hereby without the prior consent of each such Investor, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Each Investor shall consult with the Company in issuing any press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and no Investor shall issue any such press release or otherwise make any such public statement, filing or other communication that references the Company or the transactions contemplated hereby without the prior consent of the Company, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, neither the Company nor any Investor shall publicly disclose the name of any other Investor, or include the name of any other Investor in any press release without the prior written consent of such Investor. The Company shall not, and shall cause each of its Subsidiaries and its each of their respective officers, directors, employees and agents not to, provide any Investor with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the issuance of the above referenced press release without the express written consent of such Investor.

      4.6 Use of Proceeds. The Company may only use the net proceeds from the sale of the Securities as contemplated in Schedule 4.6.

                                  ARTICLE V
                                 CONDITIONS

      5.1 Conditions Precedent to the Obligations of the Investors. The obligation of each Investor to acquire Securities at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

      (a) Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor in the form attached hereto as Exhibit G and

      (b) Performance. The Company and each other Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

      (c) The Company shall have delivered to such Investor a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.

      (d) The Company shall have delivered to such Investor a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of Florida, the only jurisdiction in which the Company is required to be so qualified, except where the failure to be so qualified and in good standing could not reasonably be expected to cause a Material Adverse Effect as of a date within 10 days of the Closing Date.

      (e) The Company shall have delivered to such Investor a certified copy of the Articles of Incorporation of the Company as certified by the Secretary of State of its state of incorporation within ten (10) days of the Closing Date.

      (f) The Company shall have delivered to such Investor a certificate, executed by the Secretary of the Company dated as of the Closing Date, as to (i) the resolutions consistent with Section 3.1(c) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Investor, (ii) the Articles of Incorporation, as in effect at the Closing and (iii) the Bylaws, as in effect at the Closing, in the form attached hereto as Exhibit H

      (g) The Company shall have delivered to such Investor a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

      (h) The Common Shares (i) shall be included for trading on the Trading Market and (ii) shall not have been suspended, as of the Closing Date, by the SEC or the Trading Market from trading on the Trading Market nor shall suspension by the SEC or the Trading Market have been threatened, as of the Closing Date, (A) in writing by the SEC or the Trading Market or
(B) by failing to meet the requirements of inclusion for trading of the Trading Market.

      (i) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

      (j) each Investor shall have purchased and paid for the Common Shares and Warrants being purchased by it on the Closing Date, and the aggregate purchase price paid by all of the Investors for the Common Shares and Warrants being purchased by them on the Closing Date shall be at least $20,000,000; and

      (k) The Company shall have delivered to such Investor such other documents relating to the transactions contemplated by this Agreement as such Investor or its counsel may reasonably request.

      5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

      (a) Representations and Warranties. The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and

      (b) Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investors at or prior to the Closing.

      (c) The Investors shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

      (d) The Investors shall have delivered to the Company the Purchase Price set forth opposite each Investor's name on Exhibit A hereto (less, in the case of Magnetar Capital Master Fund, Ltd., the amounts withheld pursuant to Section 7.2) for the Common Shares and Warrant Shares being purchased by the Investors at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

      (e) The Investors, in the aggregate, shall have purchased and paid for the Common Shares and Warrants being purchased by them on the Closing Date, and the aggregate purchase price paid by all of the Investors for the Common Shares and Warrants being purchased by them on the Closing Date shall be at least $20,000,000;

                                 ARTICLE VI
                             REGISTRATION RIGHTS

      6.1  Registration.

      (a) As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all

Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act and as consented to by the Investors) and shall contain (except if otherwise directed by the Investors or the SEC) the "Plan of Distribution" attached hereto as Exhibit D. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as either such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form SB-2 covering the Registrable Securities has been declared effective by the SEC or the Company is no longer obligated to maintain a registration statement for the Registrable Securities pursuant to the terms hereof.

      (b) The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all Registrable Securities covered by such Registration Statement have been sold or can be sold publicly under Rule 144(k) (the "Effectiveness Period").

      (c) The Company shall notify the Investors in writing promptly (and in any event within three (3) Business Days) after receiving notification from the SEC that the Registration Statement has been declared effective.

      (d) Should an Event (as defined below) occur, then upon the occurrence of such Event, and on the earlier of the first monthly anniversary thereof and the date the applicable Event is cured, as partial relief for the damages suffered therefrom by the Investors (which remedy shall not be exclusive of any other remedies available under this Agreement, at law or in equity), the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to 4.0% of (i) the number of Securities held by such Investor as of the date of such Event, multiplied by (ii) the purchase price paid by such Investor for such Securities then held. For each monthly anniversary after the first monthly anniversary of such Event until the applicable Event is cured, as partial relief for the damages suffered therefrom by the Investors (which remedy shall not be exclusive of any other remedies available under this Agreement, at law or in equity), the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to 3.0% of (i) the number of Securities held by such Investor as of the date of such Event, multiplied by (ii) the purchase price paid by such Investor for such Securities then held. The payments to which an Investor shall be entitled pursuant to this Section 6.1(d) are referred to herein as "Event Payments". Any Event Payments payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full. All pro rated calculations made pursuant to this paragraph shall be based upon the actual number of days in such pro rated month.

For such purposes, each of the following shall constitute an "Event":

            (i) the Registration Statement is not filed on or prior to the Filing Date (if the Company files a Registration Statement without affording the Investors the opportunity to review and comment on the same as required herein, the Company shall not be deemed to have satisfied this requirement) or is not declared effective on or prior to the Required Effectiveness Date;

            (ii) except (A) as provided for in Section 6.1(e), (B) if the Company is involved in a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act, or (C) a merger or consolidation of the Company or a sale of more than one-half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least 50% of the voting rights and equity interests of the surviving entity or acquirer (clauses (B) and (C), collectively, the "Excluded Events"), after the Effective Date, an Investor is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason (other than the fault of such Investor) for five or more Trading Days (whether or not consecutive);

            (iii) except as a result of the Excluded Events, the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of three Trading Days (which need not be consecutive Trading Days) during the Effectiveness Period;

            (iv) the Company fails for any reason to deliver a certificate evidencing any Securities to an Investor within three Trading Days after delivery of such certificate is required pursuant to any Transaction Document or the exercise rights of the Investors pursuant to the Warrants are otherwise suspended for any reason; or

            (v) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Warrant Shares upon any exercise of the Warrants or, except as a result of the Excluded Events, during the Effectiveness Period, any Shares or Warrant Shares are not listed on an Eligible Market.

      (e) Notwithstanding anything in this Agreement to the contrary, after sixty (60) consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective pursuant to this Agreement, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time and (B) it is in the best interests of the Company to defer proceeding with such registration at such time. Notwithstanding the foregoing, the Company shall not provide the Investors with any material non-public information about the foregoing merger, sale or acquisition unless the Investors so request to receive such information. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor has received copies of a supplemented or amended Prospectus or until such Investor is advised in writing by the Company that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company's Board of Directors) the failure to require such suspension would be materially detrimental to the Company.
The Company's rights under this Section 6(e) may be exercised for a period of no more than twenty (20) days at a time and not more than three times in any twelve-month period, without such suspension being considered as part of an Event Payment determination. Immediately after the end of any suspension period under this Section 6(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

      (f) The Company shall not, from the date hereof until the Effective Date of the Registration Statement, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, except for stock option plans on Form S-8.

      6.2 Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

      (a) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to Lead Investor Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Investors and Investor Counsel. The Company shall reflect in each such document when so filed with the SEC such comments as Lead Investor Counsel may reasonably and promptly propose.

      (b) (i) Subject to Section 6.1(e), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, (except to the extent that the Company reasonably requires additional time to respond to accounting comments), to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Lead Investor Counsel true and complete copies of all correspondence from and to the SEC relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

      (c) Notify the Lead Investor Counsel as promptly as reasonably possible of any of the following events: (i) the SEC notifies the Company whether there will be a "review" of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement (in which case the Company shall deliver to the Lead Investor Counsel a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (d) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

      (e) If requested by an Investor, provide such Investor with without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

      (f) Promptly deliver to each Investor and Lead Investor Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

      (g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as reasonably possible thereafter; (iii) provide to Investor Counsel evidence of such listing; and (iv) except as a result of the Excluded Events, during the Effectiveness Period, maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.

      (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Investors and Lead Investor Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

      (i) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Investors may reasonably request.

      (j) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (k) Cooperate with any reasonable due diligence investigation undertaken by the Investors in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor specifically requests in advance to receive material, nonpublic information in writing.

      (l) Comply with all rules and regulations of the SEC applicable to the registration of the Securities.

      (m) To the extent any Investor is deemed, or be deemed, to be an underwriter, at the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is, at the time requested, customarily given by counsel to an issuer in an underwritten public offering, addressed to the Investors.

      (n) To the extent any Investor is deemed, or may be deemed, to be an underwriter, the Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

      6.3 Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with Article VI of this Agreement by the Company, including, without limitation, the following: (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws,
(b) messenger, telephone and delivery expenses (c) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (d) fees and disbursements of counsel for the Company and up to $10,000 for fees and disbursements of Lead Investor Counsel; provided, that such amount shall be limited to $5,000 if the SEC does not review the Registration Statement, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market, to the extent applicable.

      6.4  Indemnification

      (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, partners, members, agents and employees of each of them, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document furnished hereunder or thereunder, (ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document furnished hereunder or thereunder, (iii) any cause of action, suit or claim brought or made against such Indemnified Party (as defined in Section 6.4(c) below) by a third party (including for these purposes a derivative action brought on behalf of the Company), arising out of or resulting from
(x) execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document furnished hereunder or thereunder, (y) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (z) the status of Indemnified Party as holder of the Securities or (iv) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of Company prospectus or in any amendment or supplement thereto or in any Company preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor for use therein, or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Registrable Securities, or (B) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(vii), the use by such Investor of an outdated or defective Prospectus after the Company has timely notified such Investor in writing that the Prospectus is outdated or defective and prior to the receipt by such Investor of the Advice contemplated in Section 6.5. The Company shall notify the Investors promptly of the institution, threat or assertion of any Proceeding, investigation or partial proceeding (such as a disposition), whether commenced or threatened in writing (each, an "Indemnification Proceeding"), of which the Company is aware in connection with the transactions contemplated by this Agreement.

      (b) Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished by such Investor to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Investor furnished to the Company by such Investor expressly for use therein, or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(vii), the use by such Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that the Prospectus is outdated or defective and prior to the receipt by such Investor of the Advice contemplated in Section 6.5. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

      (c) Conduct of Indemnification Proceedings. If any Indemnification Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

      An Indemnified Party shall have the right to employ separate counsel in any such Indemnification Proceeding, and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Indemnification Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Indemnification Proceeding or (iii) the named parties to any such Indemnification Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by its counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). It being understood, however, that the Indemnifying Party shall not, in connection with any one such Indemnification Proceeding be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties; provided, however, that in the case a single firm of attorneys would be inappropriate due to actual or potential differing interests of conflicts between such Indemnified Parties and any other party represented by such counsel in such Indemnification Proceeding, or otherwise, then the Indemnifying Party shall be liable for the fees and expenses of one additional firm of attorneys with respect to such Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Indemnification Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Indemnification Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Indemnification Proceeding.

      All out-of-pocket fees and expenses of the Indemnified Party (including reasonable out-of-pocket fees and expenses to the extent incurred in connection with investigating or preparing to defend such Indemnification Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty (30) days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

      6.5 Dispositions. Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v), (vi) or (vii), such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until such Investor's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

      6.6 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Investors in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

      6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor written notice of such determination and if, within ten days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Investor requests to be registered.

                                 ARTICLE VII
                                MISCELLANEOUS

      7.1 Termination. This Agreement may be terminated by the Company or any Investor, by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

      7.2 Fees and Expenses. At the Closing, the Company shall pay to the Lead Investor an aggregate of $50,000 for the Lead Investor Counsel legal fees and expenses incurred in connection with its due diligence and the preparation and negotiation of the Transaction Documents. In lieu of the foregoing payment, the Lead Investor may retain such amount at the Closing or require the Company to pay such amount directly to Lead Investor Counsel. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of their applicable Securities.

      7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto and the Contribution Agreement dated the date hereof by and among the Company and each of the investors signatory thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Investor will execute and deliver such further documents as may be reasonably requested in writing by the other party hereto in order to give practical effect to the intention of the parties under the Transaction Documents.

      7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

      7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the holders of at least a majority of the Registrable Securities. Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities in compliance with all applicable securities laws and regulations, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Investors." Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

      7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of said Section directly against the parties with obligations thereunder.

      7.9 Governing Law; Venue; Waiver of Jury Trial. THE CORPORATE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND EACH OF THE INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND EACH OF THE INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY WITH RESPECT TO ANY SUCH SUIT, ACTION OR PROCEEDING.

      7.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      7.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      7.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option owed to such Investor by the Company under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then, prior to the performance by the Company of the Company's related obligation, such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to such Seller, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

      7.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The Person requesting a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

      7.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation (other than in connection with any action for temporary restraining order) the defense that a remedy at law would be adequate.

      7.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      7.16 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of any Subsidiary which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

                         [SIGNATURE PAGES TO FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                       BRAVO! FOODS INTERNATIONAL CORP.

                                       By:  _______________________________

                                       Name:
                                       Title:

                                       Address for Notice:

                                       ____________________________________

                                       ____________________________________

                                       Facsimile No.:


                                       with a copy to:

                                       ____________________________________

                                       ____________________________________

                                       ____________________________________

                                       Facsimile No.:

                           Investor Signature Page
                           -----------------------

      By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of __________, 2005 (the "Purchase Agreement") by and among Bravo! Foods International Corp. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                                       Name of Investor:

                                       ____________________________________

                                       By:  _______________________________
                                            Name:
                                            Title:

                                       Address:  __________________________

                                       ____________________________________

                                       ____________________________________

                                       Telephone No.:  ____________________

                                       Facsimile No.:  ____________________

                                       Number of Shares:  _________________

                                       Number of Warrants:  _______________

                                       Aggregate Purchase Price: $ ________

Agreed to and accepted this
___ day of ________, 2005

BRAVO! FOODS INTERNATIONAL CORP.

By:  _________________________
     Name:
     Title:

Exhibits:

A    Schedule of Investors
B    Instruction Sheet for Investors
B-1  Stock Certificate Questionnaire
B-2  Registration Statement Questionnaire
B-3  Certificate for Corporate, Partnership, Trust, Foundation and Joint
     Investors
C    Opinion of Company Counsel
D    Plan of Distribution
E    Company Transfer Agent Instructions
F    Form of Warrant
G    Form of Officer's Certificate
H    Form of Secretary's Certificate

                                  Exhibit A

                            Schedule of Investors
                            ---------------------


             Investor                Common Shares   Warrant Shares   Purchase Price
----------------------------------   -------------   --------------   --------------

Lombard Odier Darier Hentsch & Cie    12,000,000        4,500,000      $ 6,000,000
Magnetar Capital Master Fund, Ltd.    10,000,000        3,750,000      $ 5,000,000
Kings Road Investments Ltd.            5,500,000        2,062,500      $ 2,750,000
Radcliffe SPC, Ltd.                    5,500,000        2,062,500      $ 2,750,000
Lagunitas Partners LP                  1,256,316          471,119      $   628,158
Gruber & McBaine International           343,684          128,881      $   171,842
Jon D and Linda W Gruber Trust           400,000          150,000      $   200,000
JMG Triton Offshore Fund, Ltd.           800,000          300,000      $   400,000
JMG Capital Partners, LP                 800,000          300,000      $   400,000
Capital Ventures International         1,200,000          450,000      $   600,000
UBS O'Connor LLC PIPES Corporate
 Strategies Master Limited             1,200,000          450,000      $   600,000
Whalehaven Capital Fund Limited        1,000,000          375,000      $   500,000
Alpha Capital                            500,000          187,500      $   250,000
                                      ----------       ----------      -----------

TOTAL                                 40,500,000       15,187,500      $20,250,000

                                  Exhibit B

                       INSTRUCTION SHEET FOR INVESTOR
                       ------------------------------

  (to be read in conjunction with the entire Securities Purchase Agreement)

A.    Complete the following items in the Securities Purchase Agreement:

      1. Complete and execute the Investor Signature Page. The Agreement must be executed by an individual authorized to bind the Investor.

      2.    Exhibit B-1 - Stock Certificate Questionnaire:

      Provide the information requested by the Stock Certificate
Questionnaire;

      3.    Exhibit B-2 - Registration Statement Questionnaire:

      Provide the information requested by the Registration Statement Questionnaire.

      4.    Exhibit B-3 /B-4 - Investor Certificate:

      Provide the information requested by the Certificate for Individual Investors (B-3) or the Certificate for Corporate, Partnership, Trust, Foundation and Joint Investors (B-4), as applicable.

      5. Return, via facsimile, the signed Securities Purchase Agreement including the properly completed Exhibits B-1 through B-4, to:

                        Facsimile:
                        Telephone:
                        Attn:

      6. After completing instruction number five (5) above, deliver the original signed Securities Purchase Agreement including the properly completed Exhibits B-1 through B-4 to:

                        Facsimile:
                        Telephone:
                        Attn:

B. Instructions regarding the transfer of funds for the purchase of [Shares] will be telecopied to the Investor by the Company at a later date.

C. Upon the resale of any Shares by the Investor after the Registration Statement covering any Shares is effective, as described in the Purchase Agreement, the Investor must deliver a current prospectus, and annual and quarterly reports of the Company to the buyer (prospectuses, and annual and quarterly reports may be obtained from the Company at the Investor's request).

                                 Exhibit B-1

                      BRAVO! FOODS INTERNATIONAL CORP.
                      --------------------------------

                       STOCK CERTIFICATE QUESTIONNAIRE
                       -------------------------------

      Please provide us with the following information:

1.    The exact name that the Securities are to be
      registered in (this is the name that will appear
      on the stock certificate(s)).  You may use a
      nominee name if appropriate:                      ___________________

2.    The relationship between the Investor of the
      Securities and the Registered Holder listed in
      response to item 1 above:                         ___________________

3.    The mailing address, telephone and telecopy
      number of the Registered Holder listed in
      response to item 1 above:                         ___________________

                                                        ___________________

                                                        ___________________

                                                        ___________________

                                                        ___________________

4.    The Tax Identification Number of the
      Registered Holder listed in response to
      item 1 above:                                     ___________________

                                 Exhibit B-2

                      BRAVO! FOODS INTERNATIONAL CORP.
                      --------------------------------

                    REGISTRATION STATEMENT QUESTIONNAIRE
                    ------------------------------------

      In connection with the Registration Statement, please provide us with the following information regarding the Investor.

      1. Please state your organization's name exactly as it should appear in the Registration Statement:

      2. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

      ______  Yes  ______  No


      If yes, please indicate the nature of any such relationship below:

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

      3. Are you the beneficial owner of any other securities of the Company?

      ______  Yes  ______  No


      If yes, please describe the nature and amount of such ownership.

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

4. Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?

      ______  Yes  ______  No

      If yes, please describe the nature and amount of such arrangements.

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

                                 Exhibit B-3

                      BRAVO! FOODS INTERNATIONAL CORP.
                      --------------------------------

                   CERTIFICATE FOR CORPORATE, PARTNERSHIP,
                   ---------------------------------------

                    TRUST, FOUNDATION AND JOINT INVESTORS
                    -------------------------------------

      If the investor is a corporation, partnership, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.



                                 CERTIFICATE
                                 -----------

      The undersigned certifies that the representations and responses below are true and accurate:

      (a) The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

      (b)  Indicate the form of entity of the undersigned:

           ____  Limited Partnership

           ____  General Partnership

           ____  Corporation

           ____ Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor): ________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
(Continue on a separate piece of paper, if necessary.)

           ____ Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries): ___
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
(Continue on a separate piece of paper, if necessary.)

           ____ Other form of organization (indicate form of organization (________________________________________________________________________).

      (c) Indicate the approximate date the undersigned entity was formed: _________________________________.

      (d) In order for the Company to offer and sell the Units in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

           ___ 1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

           ___ 2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

           ___ 3. An insurance company as defined in Section 2(13) of the Securities Act;

           ___ 4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

           ___ 5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

           ___ 6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

           ___ 7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

           ___  8.  A private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940;

           ___ 9. An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

           ___ 10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

           ___ 11. An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies: _________________

            _______________________________________________________________

            _______________________________________________________________

            _______________________________________________________________
            (Continue on a separate piece of paper, if necessary.)

      Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

            _______________________________________________________________

            _______________________________________________________________

            _______________________________________________________________

Dated: __________________________, 2005

_________________________________
Name of investor

_________________________________
Signature and title of authorized officer, partner or trustee


<PAGE  3


                                  Exhibit D

                            PLAN OF DISTRIBUTION
                            --------------------

      The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent's commissions. These sales may be at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

* on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

* ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

* block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

* purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

* in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

* through the writing of options, whether such options are listed on an options exchange or otherwise;

* an exchange distribution in accordance with the rules of the applicable exchange;

*     privately negotiated transactions;

* purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

*     short sales;

* broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

*     a combination of any such methods of sale; and

*     any other method permitted pursuant to applicable law.

      The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

      The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

      Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

      In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

      The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

      The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

      The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commission paid, or any discounts or concessions allowed to, such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

      Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with. There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

      We are required to pay all fees and expenses incident to the registration of the shares of common stock, including $10,000 of fees and disbursements of counsel to the selling stockholders. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

      If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

      The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

      Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

      The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

                                  Exhibit E

                     COMPANY TRANSFER AGENT INSTRUCTIONS
                     -----------------------------------

American Stock Transfer and Trust Co.
[TRANSFER AGENT ADDRESS]


Attention:

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of November __, 2005 (the "Agreement"), by and among Bravo! Foods International Corp., a Delaware corporation (the "Company"), and the investors named on the Schedule of Investors attached thereto (collectively, the "Holders"), pursuant to which the Company is issuing to the Holders shares of common stock of the Company, par value $0.001 per share (the "Common Stock"), and Warrants (the "Warrants"), which are exercisable for shares of Common Stock, all as provided for in the Agreement.

      This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time):

      (i) to issue shares of Common Stock upon transfer or resale of the Common Shares; and

      (ii) to issue shares of Common Stock upon the exercise of the Warrants (the "Warrant Shares") to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Exhibit I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon.

      You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company's legal counsel that either (i) a registration statement covering resales of the Common Shares and the Warrant Shares has been declared effective by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) sales of the Common Shares and the Warrant Shares may be made in conformity with Rule 144 under the Securities Act ("Rule 144"), (b) if applicable, a copy of such registration statement, and (c) notice from legal counsel to the Company or any Holder that a transfer of Common Shares and/or Warrant Shares has been effected pursuant to Rule 144, then, unless otherwise required by law, within three (3) business days of your receipt of an exercise notice pursuant to the Warrants on a request for removal of legends from Common Shares, you shall issue the certificates representing the Common Shares and the Warrant Shares so sold to the transferees registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Common Shares and the Warrant Shares thereby and should not be subject to any stop-transfer restriction.

      A form of written confirmation (to be used in connection with any sale) from the Company's outside legal counsel that a registration statement covering resales of the Common Shares and the Warrant Shares has been declared effective by the SEC under the Securities Act is attached hereto as Exhibit II.

      Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

      Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (561) 625-1411.

                                       Very truly yours,

                                       BRAVO! FOODS INTERNATIONAL CORP.

                                       By:  _______________________________
                                            Name:
                                            Title:

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO
this  day of ___________, 2005


AMERICAN STOCK TRANSFER AND TRUST CO.


By:  ______________________________
     Name:  _______________________
     Title:  ______________________

Enclosures

                                                                  EXHIBIT I

                               EXERCISE NOTICE

          TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
                      WARRANT TO PURCHASE COMMON STOCK

                      BRAVO! FOODS INTERNATIONAL CORP.

      The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of Bravo! Foods International Corp., a Delaware corporation (the "Company"), evidenced by the attached Warrant to Purchase Common Stock (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

      1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

        ____________  a "Cash Exercise" with respect to _________________
                      Warrant Shares; and/or

        ____________  a "Cashless Exercise" with respect to _______________
                      Warrant Shares.

      2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

      3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.


Date: _________________, ______


_______________________________
   Name of Registered Holder


By:  __________________________
     Name:
     Title:

                               ACKNOWLEDGMENT


      The Company hereby acknowledges this Exercise Notice and hereby directs American Stock Transfer Trust to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent
Instructions dated [November __], 2005 from the Company and acknowledged and agreed to by American Stock Transfer Trust.

                                       BRAVO! FOODS INTERNATIONAL CORP.


                                       By:  _______________________________
                                            Name:
                                            Title:

                                                                 EXHIBIT II

                       FORM OF NOTICE OF EFFECTIVENESS
                       -------------------------------
                          OF REGISTRATION STATEMENT
                          -------------------------

AMERICAN STOCK TRANSFER AND TRUST CO.
[Address]
Attention:

      Re:  Bravo! Foods International Corp.

Ladies and Gentlemen:

      [We are][I am] counsel to Bravo! Foods International Corp., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Securities Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders the Company's common stock, $0.001 par value (the "Common Shares") and warrants exercisable for Common Shares (the "Warrants"). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the Common Shares issuable upon conversion, amortization and/or redemption of the Debentures and the Common Shares issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form SB-2 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.

      In connection with the foregoing, [we][I] advise you that a member of the SEC's staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

      This letter shall serve as our standing opinion to you that the Common Shares are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of Common Shares to the Holders as contemplated by the Company's Irrevocable Transfer Agent Instructions dated November __, 2005.

                                       Very truly yours,

                                       [ISSUER'S COUNSEL]

                                       By:_____________________

CC:  [LIST NAMES OF HOLDERS]